                                                                   EXHIBIT 99.10

                          CONSENT OF DIRECTOR NOMINEE

     I hereby consent to being named as a nominee to the Board of Directors of Agere Systems Inc., a Delaware corporation, in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.

January 31, 2001                          Signed: /s/ MARTINA HUND-MEJEAN
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                                              Martina Hund-Mejean